Rule 497(e)
                                      Registration Nos. 333-168727 and 811-22452



                            FIRST TRUST SERIES FUND

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                  (the "Fund")

  SUPPLEMENT TO THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
             DATED MARCH 2, 2015, AS SUPPLEMENTED ON MARCH 18, 2015


                            DATED NOVEMBER 17, 2015

      1. Notwithstanding anything to the contrary in the prospectus for the Fund, the third bullet point of the section entitled "Share Classes - Class A Sales Charge Waiver" in the prospectus is deleted in its entirety.


      2. Notwithstanding anything to the contrary in the prospectus for the Fund, the second paragraph of the section entitled "Dividends, Distributions and Taxes" in the prospectus is replaced in its entirety with the following:

            Unless you request otherwise, the Fund reinvests your dividends and capital gain distributions in additional Fund shares of the same class of shares with respect to which such dividends or distributions are paid. If you do not want your dividends and capital gain distributions reinvested in Fund shares in this manner, you may contact your financial advisor to request that your dividends and capital gain distributions be paid to you by check or deposited directly into your bank account. If adequate information is not received from a shareholder or its financial advisor to permit the Fund to direct reinvestment proceeds into the account from which they were paid, the Fund reserves the right to redirect such amounts into the appropriate account at a later date. For further information, contact your financial advisor or call First Trust at (888) 373-5776.


      3. Notwithstanding anything to the contrary in the statement of additional information for the Fund, the first paragraph of the section entitled "Dividends and Distributions" in the statement of additional information is replaced in its entirety with the following:

            Dividend Reinvestment Service. Unless you request otherwise, the Fund reinvests your dividends and capital gain distributions in additional Fund shares of the same class of shares with respect to which such dividends or distributions are paid. If you do not want your dividends and capital gain distributions reinvested in Fund shares in this manner, you may contact your financial advisor to request that your dividends and capital gain distributions be paid to you by check or deposited directly into your bank account. If adequate information is not received from a shareholder or its financial advisor to permit the Fund to direct reinvestment proceeds into the account from which they were paid, the Fund reserves the right to redirect such amounts into the appropriate account at a later date. For further information, contact your financial advisor or call First Trust Funds at (800) 621-1675.



    PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS AND STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE